Loans Due from Third Parties	12 Months Ended
Jun. 30, 2023
Loans Due From Third Parties Table [Abstract]
LOANS DUE FROM THIRD PARTIES

6. LOANS DUE FROM THIRD PARTIES

As of June 30, 2023 and 2022, the Company’s loans due from third parties was as following:

	June 30, 2023	June 30, 2022
Golden Mountain Solution Inc.	21,100,000	18,600,000
Golden Bridge Solution Inc.	2,822,785	3,822,785
Xie Juan	-	500,000
Wei Yuzhog	-	500,000
Golden Tree Inc.	-	100,000
Hunan Peiyuan Media Co., Ltd.	-	3,000,000
Li Xian	-	1,000,000
Lu Hongwen	-	714,027
	23,922,785	28,236,812
Write off	(23,922,785)	-
	$-	$28,236,812

During the year ended June 30, 2022, the Company entered into certain loan agreements of approximately $28.2 million with six individuals & two off-shore legal entities to purchase miners on behalf of the Company. As the Company planned to enage and provide blockchain business. The loans bear fixed interest rates ranging between 1% and 2.64% per annum, and matured through November 2022. The Company did not recognize interest income on loans until interest were received.

As of June 30, 2023, the customers returned all the borrowings except borrowings to Golden Mountain Solution Inc. and Golden Bridge Solution Inc. Considering that the borrowing contracts ended on October 12, 2022 and November 25, 2022, the customers did not returned the borrowings, the possibility of collecting was expected to be low, those overdue borrowings was written-off in 100% and was recorded in General and administrative expenses –Bad debts ledger accounts.